SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 24, 2005

VIEWPOINT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris- diction of incorporation)	(Commission File Number)	(I.R.S. Employer (Identification No.)

498 Seventh Avenue, Suite 1810, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE

Item 2.02.	Results of Operations and Financial Condition.

On February 24, 2005, the Registrant issued a press release regarding its results of operations for its fiscal fourth quarter and year ended December 31, 2004. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated February 24, 2005

The information furnished herein and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any other filing with the Securities and Exchange Commission except as is expressly set forth by specific reference in such a filing.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT CORPORATION

/s/ William H. Mitchell William H. Mitchell Chief Financial Officer

Dated: March 2, 2005